UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


   Date  of report (Date of earliest event reported):    May  17,
2006 (May 12, 2006)

                        Innovo Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

            0-18926                        11-2928178
    (Commission File Number)   (IRS Employer Identification No.)


5804 East Slauson Avenue, Commerce, California       90040
(Address of Principal Executive Offices)           (Zip Code)

                         (323) 725-5516
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

<PAGE 1>

ITEM 1.01  Entry into a Material Definitive Agreement

Compensation Arrangements

      On May 12, 2006, Innovo Group Inc., or the Company, conducted an annual meeting of its Board of Directors, or the Board. At such annual meeting, the Board approved certain resolutions relating to compensation for itself and its named executive officers. First, the Compensation Committee of the Board approved an stock option grant pursuant to the Company's 2004 Stock Incentive Plan for services as a member of the Board to each of its non-employee directors in the amount of a nonqualified option to purchase up to 75,000 shares of the Company's common stock at $1.02, which was the closing price of the Company's common stock on May 12, 2006. Each option will have a term of ten (10) years from the date of grant and will be exercisable in full immediately. The Board does not receive any cash compensation other than reimbursement for ordinary and customary business expenses incurred in connection with travel and attendance at meetings.

      In addition, the Compensation Committee of the Board authorized a direct amendment in accordance with the 2004 Stock Incentive Plan to certain of the options previously granted to Marc Crossman and Richard Quiroga, the Company's Named Executive Officers, to reduce the exercise price to $1.02, which was the closing price of the Company's common stock on May 12, 2006. Mr. Crossman also forfeited a previous option grant to purchase 1,000,000 shares of the Company's common stock pursuant to the Company's 2000 Employee Stock Incentive Plan in exchange for a new option to purchase 1,000,000 shares of the Company's common stock at $1.02 pursuant to the 2004 Stock Incentive Plan. This option will have a term of ten (10) years from the date of grant and be exercisable in full immediately.

      The Compensation Committee also evaluated Mr. Crossman's annual salary and made no changes to it.


ITEM 2.01 Completion of Acquisition or Disposition of Assets

     As previously disclosed in our Quarterly Report on Form 10-Q for the period ended February 25, 2006 filed with the Securities and Exchange Commission on April 6, 2006, the Company announced that on March 31, 2006, the Company entered into an Asset Purchase Agreement, or APA, with Cygne Designs, Inc., or Cygne. Cygne is a designer, merchandiser and manufacturer of branded and private label women's denim, casual and career apparel with its principal executive offices in New York, NY.

     Pursuant to the APA, the Company agreed to sell to Cygne certain assets related to its private label apparel division. These assets included the private label division's customer list, the assumption of current workforce related to the private label division, the assumption of all existing purchase orders and inventory related to the private label division, and the assumption of the benefit of a non-compete clause in favor of Azteca. In exchange for the purchased assets, Cygne assumed certain liabilities associated with the Company's private label division, including, the remaining obligation under the original promissory note executed in favor of Azteca Production International, Inc. under the original asset purchase agreement pursuant to which it purchased the private label division assets, or the Blue Concept APA, all other liabilities, excluding the original promissory note, owed in connection with our operation of the private label division to Azteca in excess of $1,500,000, all liabilities associated with our outstanding purchase orders and inventory schedules listed in the APA, and the obligation to continue to pay the earn out under the Blue Concept APA. The aggregate value of the assumed liabilities, which will represent the purchase price for the transaction, is approximately $10,437,000, and may be subject to certain post closing permitted adjustments related to the payment of certain audit related fees.

<PAGE 2>

     On May 12, 2006, the Company completed the disposition of these assets after obtaining stockholder approval to approve the sale of certain of the assets of the private label division pursuant to the APA. The aggregate value of the assumed liabilities remained at $10,437,000 as of the closing date.

     On May 16, 2006,the Company issued a press release in connection with its annual meeting of stockholders held on May
12, 2006 announcing the approval of the four proposals on the ballot: (1) the election of seven directors, (2) the approval of the sale of certain assets of the private label division pursuant to an asset purchase agreement by and among Cygne, IAA and the Company dated March 31, 2006, (3) the approval of any proposal to adjourn the meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the approval of the sale of certain assets of the private label division, and (4) the ratification of the appointment of Ernst & Young LLP as Innovo Group's independent registered public accounting firm for the fiscal year ending November 25, 2006. The Press Release is attached hereto and incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      In  connection with the annual meeting of the Board on  May
12, 2006, the Board appointed Marc Crossman to the position of Chief Executive Officer, President and Chief Financial Officer.

ITEM 8.01 Other Events

     On April 21, 2006, the Company filed a Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission relating to an annual meeting of our stockholders to be held on May 12, 2006. The purpose of the annual meeting was to vote on the following proposals: (1) to elect seven directors to serve on the Board of Directors until the next annual meeting of stockholders or until their respective successors are elected and qualified; (2) to approve the sale of certain assets of the private label division pursuant to an asset purchase agreement by and among Cygne, IAA and the Company dated March 31, 2006; (3) to approve any proposal to adjourn the meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the approval of the sale of certain assets of the private label division; and (4) to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended November 25, 2006. The Board fixed the close of business on April 12, 2006 as the record date for identifying those stockholders entitled to notice of, and to vote, at the annual meeting. On April 21, 2006, the notice of annual meeting, proxy statement and proxy cards were first mailed to stockholders along with the Company's Annual Report on Form 10-K for the fiscal year ended November 26, 2005. On May 12, 2006, the Company conducted its annual meeting of stockholders and all four proposals were approved.

      On May 12, 2006, a maximum amount of 31,463,889 shares were represented in person or by proxy at the meeting, which reflected approximately 94% of total shares outstanding, which was 33,408,598 as of April 12, 2006 according to the records of our transfer agent, the record date of the annual meeting. This share amount reflects the addition of certain shares that the Company holds as treasury shares in a segregated brokerage account. The vote totals on the four proposals were as follows:

<PAGE 3>

1.   Election of seven directors: For        Against     Abstain

          Samuel J. Furrow        29,825,795   173     2,199,142

          Samuel J. Furrow, Jr.   29,670,244   173     2,354,693

          Marc B. Crossman        30,100,337   173     1,924,600

          Kelly Hoffman           31,117,860   173       907,077

          Tom O'Riordan           31,399,847   173       625,090

          Suhail R. Rizvi         28,742,567   173     3,282,370

          Kent Savage             30,598,209   173     1,426,728


                                    For        Against   Abstain

2.   The  approval of the sale  of  20,307,837 50,774    326,923
certain   assets  of  the  private
label  division  pursuant  to   an
asset  purchase agreement  by  and
among  Cygne, IAA and the  Company
dated March 31, 2006


                                    For        Against   Abstain

3.   The  approval of any proposal  29,374,751 2,215,979 434,378 to  adjourn the meeting to a later
date,  if  necessary,  to  solicit
additional  proxies if  there  are
not  sufficient votes in favor  of
the   approval  of  the  sale   of
certain   assets  of  the  private
label division

                                    For        Against    Abstain

4.    Appointment of Ernst & Young  31,474,300 195,799     355,010
LLP as
independent   registered    public
accounting  firm  for  the  fiscal
year ending November 25, 2006


ITEM 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number         Description

99.1           Press Release dated May 16, 2006

<PAGE 4>

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  May 17, 2006           By:  /s/ Marc Crossman
                                   Marc Crossman
                                   Chief Executive Officer, Chief
                                   Financial Officer and Director
                                   (Principal Executive Officer
                                   and Principal Financial
                                   Officer)

<PAGE 5>

                          Exhibit Index

Exhibit
Number         Description


99.1           Press Release dated May 16, 2006

<PAGE 6>

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